Supplement dated November 9, 2018

to the

Prospectus dated May 1, 2018

for

CWA VA Preferred Plus Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company (“Company”)

through its

Commonwealth Annuity Separate Account A

Franklin Small Cap Value VIP Fund

On November 1, 2018, the investment management services provided by Franklin Advisory Services, LLC (Advisory Services) were restructured into Franklin Mutual Advisers, LLC (Franklin Mutual). Franklin Mutual will assume the duties and obligations of Advisory Services under the investment management agreement between Advisory Services and Franklin Templeton Variable Insurance Products Trust on behalf of the Fund.

Effective immediately, under the “The Funds” section of the prospectus, the information in the table for the Franklin Small Cap Value VIP Fund is deleted and replaced with the following:

Insurance Fund	Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Franklin Templeton Variable Insurance Products Trust (Class 2)	Franklin Small Cap Value VIP Fund	Seeks long-term total return.	Franklin Mutual Advisers, LLC

Any references in the prospectus to Franklin Advisory Services, LLC serving as the investment adviser are deleted and replaced with Franklin Mutual Advisers, LLC.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

PPLUS-110918